UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2018

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 22, 2018, the Board of Directors (the “Board”) of Ruth’s Hospitality Group, Inc. (the “Company”) appointed Marie L. Perry as a member of the Board, effective August 24, 2018.  The Board increased the size of the Board from seven to eight members and appointed Ms. Perry to fill the vacancy.  Ms. Perry, age 53, serves as the Chief Financial Officer of Jamba, Inc. (“Jamba Juice”), an operator of healthful living company and franchise-owned stores offering freshly blended whole fruit and vegetable smoothies, bowls, juices, cold-pressed shots, boosts, snacks, and meal replacements.

Ms. Perry has served as Chief Financial Officer, Executive Vice President and Chief Administrative Officer of Jamba Juice since August 2016 and served as Jamba Juice’s Executive Vice President, Finance, from May 2016 to August 2016.  From 2003 to 2016, Ms. Perry held roles leading all aspects of the finance team at Brinker International, Inc. including having served as interim CFO during a 12-month period, and most recently, serving as Senior Vice President, Controller and Treasurer.  Ms. Perry also held senior finance and accounting roles at American Airlines and KPMG.  She is a certified public accountant.

Ms. Perry will stand for election by shareholders at the Company’s next annual meeting.  Ms. Perry will serve on the Company’s Audit Committee and will participate in the Company’s standard director compensation program.  Ms. Perry has not entered into any material plan, contract or arrangement in connection with his appointment as a director.  There are no arrangements or understandings between Ms. Perry and any other person regarding her selection to serve as a director of the Company, nor is she a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

On August 24, 2018, the Company issued a press release announcing the appointment of Ms. Perry to the Board.  A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1Press Release issued by Ruth’s Hospitality Group, Inc., dated August 24, 2018.

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 24, 2018.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: August 24, 2018	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary